SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 26, 2012

Date of Report (Date of earliest event reported)

INERGY MIDSTREAM, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-35377	20-1647837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 26, 2012, Inergy Midstream, L.P. (the “Company”) issued a press release regarding the launch of a private offering of $400,000,000 aggregate principal amount of senior notes to be issued by the Company and NRGM Finance Corp, a direct, wholly-owned subsidiary of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

As previously announced, on November 3, 2012, the Company entered into a Securities Purchase Agreement with Rangeland Equity Holdings, LLC whereby the Company will acquire all of the issued and outstanding membership interest of Rangeland Energy, LLC (“Rangeland”), for a total purchase price of $425 million, subject to certain performance milestones and customary working capital adjustments (the “Rangeland Acquisition”).

Historical financial information of Rangeland is attached as Exhibits 99.2, 99.3 and 99.4 to this Current Report and incorporated by reference herein. Pro forma financial information of the Company to give effect to the Rangeland Acquisition is attached as Exhibit 99.5 to this Current Report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Rangeland as of and for the fiscal year ended December 31, 2011 and for the period from October 19, 2009 through December 31, 2011, and the related notes thereto, together with the report of Weaver and Tidwell, L.L.P., independent auditors, concerning those statements and related notes, are attached hereto as Exhibit 99.2 and incorporated herein by reference. The audited financial statements of Rangeland as of and for the fiscal year ended December 31, 2010 and for the period from October 19, 2009 through December 31, 2010, and the related notes thereto, together with the report of Weaver and Tidwell, L.L.P., independent auditors, concerning those statements and related notes, are attached hereto as Exhibit 99.3 and incorporated herein by reference. The unaudited consolidated financial statements of Rangeland as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and September 30, 2011, and the related notes thereto, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of the Company to give effect to the Rangeland Acquisition is filed as Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference:

•	Introduction

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2012

•	Unaudited pro forma condensed combined statement of operations for the year ended September 30, 2012

•	Notes to unaudited pro forma condensed combined financial statements

(c) Exhibits

Exhibit No.	Description

23.1	Consent of Weaver and Tidwell, L.L.P.

99.1	Press Release dated November 26, 2012

99.2	Rangeland Energy, LLC Audited Historical Consolidated Financial Statements

99.3	Rangeland Energy, LLC Audited Historical Financial Statements

99.4	Rangeland Energy, LLC Unaudited Historical Consolidated Financial Statements

99.5	Inergy Midstream, L.P. Unaudited Pro Forma Condensed Combined Financial Statements

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY MIDSTREAM, L.P.

	By:	NRGM GP, LLC, Its General Partner

Date: November 26, 2012	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Senior Vice President – General Counsel